                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.


/s/ Peter G. de Villiers
-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director


/s/ James L. LePorte
-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director


/s/ Roger L. Schroeder
-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director



-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director


/s/ Phillip W. Colburn
-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director



-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director


/s/ J. Chisholm Lyons
-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.


                                            /s/ John F. McNiff
-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director


-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director


                                            /s/ Charles W. Robinson
-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director



-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director


                                            /s/ Martyn F. Roetter
-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director



-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 8th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director


                                            /s/ Gary B. Smith
-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director



-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of Allen Telecom Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert G. Paul, Robert A. Youdelman and Laura C. Meagher, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") (i) one or more Registration Statement(s) on Form S-3 relating to the registration for resale of shares of Common Stock, par value $1 per share, of the Company ("Common Stock") as contemplated by the Registration Rights Agreement, as it may be amended from time to time, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc., and (ii) one or more Registration Statement(s) on Form S-3 relating to the registration for sale of shares of a new series of Preferred Stock, without par value, of the Company designated Series D __% Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"), shares of Common Stock that may be paid as dividends on the Convertible Preferred Stock and shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, and in each case any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act in all respects, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any substitute.

        Executed as of this 11th day of February 2002.



-----------------------------------         ------------------------------------
Peter G. de Villiers                        John F. McNiff
Vice President                              Director



-----------------------------------         ------------------------------------
James L. LePorte, III                       Charles W. Robinson
Vice President-Finance                      Director



-----------------------------------         ------------------------------------
Roger L. Schroeder                          Dr. Martyn F. Roetter
Treasurer                                   Director



-----------------------------------         ------------------------------------
Phillip W. Colburn                          Gary B. Smith
Chairman of the Board and                   Director
Director


                                            /s/ Kathleen M. H. Wallman
-----------------------------------         ------------------------------------
J. Chisholm Lyons                           Kathleen M. H. Wallman
Vice Chairman of the Board and              Director
Director